EXHIBIT 24


                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ Warren L. Batts
                                   ----------------------
                                   Warren L. Batts

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ William O. Bourke
                                   ----------------------
                                   William O Bourke

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as her true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in her capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of November, 1996.





                                   /s/ Ruth M. Davis
                                   ----------------------
                                   Ruth M. Davis

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ Lloyd C. Elam
                                   ----------------------
                                   Lloyd C. Elam

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ E. V. Goings
                                   ----------------------
                                   E. V. Goings

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.



                                   /s/ Clifford J. Grum
                                   ----------------------
                                   Clifford J. Grum

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ Joe R. Lee
                                   ----------------------
                                   Joe R. Lee

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ Joseph E. Luecke
                                   ----------------------
                                   Joseph E. Luecke

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ Bob Marbut
                                   ----------------------
                                   Bob Marbut

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ Robert M. Price
                                   ----------------------
                                   Robert M. Price

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $0.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation Retirement Savings Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, may have done, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 1996.




                                   /s/ Paul B. Van Sickle
                                   ----------------------
                                   Paul B. Van Sickle